Exhibit 10.1

SALES AUTHORIZATION RELEASE		MASTER PROJECT #

PROJECT #

WORK ORDER #

CONTRACT:	M67854-07-D-5031	SALES AUTHORIZATION RELEASE #	08-138

MODIFICATION:	DO 0006-11	CONTRACT/MOD TYPE:	FFP

CONTRACT/MOD DATE:	7/7/2008	PROGRAM MGMT POC:	ALLYN LAROCHELLE

F.O.B. POINT	Multiple FOB	CONTRACT POC:	RHONDA / DENISE

DESCRIPTION:

The purpose of this modification is to:

Increase the following CLIN’s:        0086, 0088, 0094, 0096 and 0098
Decrease the following CLIN’s:      0090, 0091
Order the following CLIN’s:           1070, 1072, 1073, 1082, 1086, 1092-1094 and 1096
SEE ATTACHED DELIVERY ORDER FOR DETAILS

Inscreased CLIN QTY
CLIN	Description	Qty Increased by	Total Increased Cost
0086	1 yr Spare Parts CAT II PLL	2	$	[***]
0088	1 yr Spare Parts CAT II ASL	2	$	[***]
0094	BDAR Parts CAT II BDAR	2	$	[***]
0096	Deprocessing Kit IAW SOW and CAT II	1	$	[***]
0098	Special Tools IAW SOW and CAT II	1	$	[***]

Decreased Qty on CLIN’s
CLIN	Description	Qty Decreased by	Total Decreased Cost
0090	NTE-Net Course Conduct	1	$	[***]
0091	Operator Training Instructor	1	$	[***]
1080	FSR OCONUS		$	[***]

Ordered CLIN’s
CLIN	Description	Total Order Cost
1070 AA	OCONUS Instructors	$12,123,287.28
1070 AB	OCONUS Instructors	$11,449,771.32
1072 AA	MRAP OCONUS Training Support Equipment	$11,710.00
1072 AB	MRAP OCONUS Training Support Equipment	$11,710.00
1073 AA	MRAP OCONUS Training Materials	$14,004.00
1073 AB	MRAP OCONUS Training Materials	$14,004.00
1082	Site Lead FSR OCONUS	$1,618,764.55
1086 AA	MRAP OCONUS Classroom FSR Simplified Diagnostic Tool Set	$159,093.00
1086 AB	MRAP OCONUS Classroom FSR Simplified Diagnostic Tool Set	$229,801.00
1092	MRAP CONUS FSR Shop Set	$163,995.00
1093	MRAP CONUS FSR Supplemental Set	$32,790.00
1094	MRAP CONUS FSR General Mechanic Tool Kit	$7,272.00
1096	MRAP CONUS FSR Simplified Diagnostic Tool Set	$53,031.00
1080 AA	FSR OCONUS	$556,206.04
1080 AB	FSR OCONUS	$9,498,287.76
1080 AC	FSR OCONUS	$1,668,618.12

SPECIAL TERMS & CONDITIONS, IF APPLICABLE:

NOTE: Contract and contract modifications are available on S/Library/Contracts

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND XCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	PAGE OF PAGES
			J	1	32

2. AMENDMENT/MODIFICATION NO. 11	3. EFFECTIVE DATE 02-Jul-2008	4. REQUISITION/PURCHASE REQ. NO. SEE SCHEDULE		5. PROJECT NO. (If applicable)

CODE	M67854	CODE		S1103A

6. ISSUED BY COMMANDING GENERAL, MARINE CORPS SYSTEMS COMMAND ATTN: MRAP/CARL V. BRADSHAW 2200 LESTER STREET QUANTICO, VA 22134-5010		7. ADMINISTERED BY (If other than Item 6) DCMA ATLANTA ATTN: KAREN BENNER, 2300 LAKE PARK DRIVE SUITE 300 SMYNRA, GA 30080
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code) FORCE PROTECTION INDUSTRIES, INC. DAMON WALSH 9801 HIGHWAY 78, #1 LADSON, SC 29456			9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
			☒	10A. MOD. OF CONTRACT/ORDER NO. M77854-07-D-5031-0006

CODE: 1EFH8	FACILITY CODE		☒	10B. DATED (SEE ITEM 13) 18-Oct-2007

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer.  ☐ is extended  ☐ is not extended

Offer must acknowledge receipts of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing Items 8 and 15 and returning      copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided such telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

A.			THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONRTRACT ORDER NO. IN ITEM 10A.

B.

THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THIS ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF PAR 43, J03 (R).

☒ C.			THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Far 43.103(a) Bi-lateral Agreement

D.			OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Modification Control Number:  simsa082980

The purpose of this modification is to:

1)  Increase required Qty on CLINs 0086, 0088, 0094, 0098 and 1080.

2)  Decrease City on Qty on CLINs 0090 and 0091.

3)  Order CLINs 1070, 1072, 1073, 1082, 1088, 1092, 1093 and 1096.

See summary of changes.

All other terms and conditions remain unchanged.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Otis Byrd, Director of Contracts	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) CARL V. BRADSHAW / CONTRACTING OFFICER TEL: EMAIL:

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA		16C. DATE SIGNED

/s/ Otis Byrd	7/2/2008	By	/s/ Carl V. Bradshaw	07-Jul-2008
(Signature of person authorized to sign)		(Signature of Contracting Officer)

EXCEPTION TO SF 30	30-105-04	STANDARD FORM 30 (Rev. 10-83)
APPROVED BY OIRM 11-84		Prescribed by GSA
FAR (48 CFR) 53,243

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND XCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M6854-07-D-5031
000611

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION A - SOLICITATION/CONTRACT FORM.

The total cost of this contract was increased by $42,508,124.02 from $480,584,916.12 to $523,093,040.14.

SECTION B - SUPPLIES OR SERVICES AND PRICES

CLIN 0086

The pricing detail quantity has increased by 2.00 from 9.00 to 11.00.

The total cost of this line item has increased by $782,980.00 from $3,523,410.00 to $4,306,390.00.

CLIN 0088

The pricing detail quantity has increased by 2.00 from 9.00 to 11.00.

The total cost of this line item has increased by $3,260,248.00 from $14,671,116.00 to $17,931,364.00.

CLIN 0090

The pricing detail quantity has decreased by 1.00 from 1.00 to 0.00.

The cost constraint NTE has been deleted.

The total cost of this line item has decreased by $120,150.00 from $120,150.00 to $0.00.

CLIN 0091

The pricing detail quantity has decreased by 1.00 from 1.00 to 0.00.

The cost constraint NTE has been deleted.

The total cost of this line item has decreased by $120,150.00 from $120,150.00 to $0.00.

CLIN 0094

The pricing detail quantity has increased by 2.00 from 9.00 to 11.00.

The cost constraint NTE has been deleted.

The total cost of this line item has increased by $1,349,452.00 from $6,072,534,00 to $7,421,986,00.

SUBCLIN 009401

The CLIN extended description has changed from See attached CAT I and CAT II BDAR parts list. Qty of 8 X $[***] = $[***]NTE, to See attached CAT I and CAT II BDAR parts list. Qty of 8X $[***] - $[***].

The cost constraint NTE has been deleted.

CLIN 0096

The pricing detail quantity has increased by 1.00 from 3.00 to 4.00.

The total cost of this line item has increased by $269,606.00 from $808,818.00 to $1,078,424.00.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND XCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M6854-07-D-5031
000611

SUBCLIN 009601

The CLIN extended description has changed from In accordance with CAT II Depocessing Kit list. Qty of 2 x [***] = $[***]. to In accordance with CAT II Deprocessing Kit list. Qty of 2 x $[***] = $[***].

The cost constraint NTE has been deleted.

CLIN 0098

The pricing detail quantity has increased by 1.00 from 4.00 to 5.00.

The total cost of this line item has increased by $29,999.00 from $119,996.00 to $149,995.00.

CLIN 1080

The CLIN type priced has been deleted.

The CLIN extended description has changed from Thu Contractor shall provide FSR OCONUS IAW 13 Mar 2008 SOW paragraphs in C.12. 2 FSR x 13 Manmounths - 26. FSRs will support Air Force Vehicles supplied on DO’s 0005 -0007 to The Contractor shall provide FSR OCONUS IAW 13 Mar 2008 SOW paragraphs in C.12.

The pricing detail quantity 26.00 has been deleted.

The unit price amount has decreased by $[***] from $[***] to $[***].

The MILSTRIP M9545008RC001180007 has been deleted.

The total cost of this line item has decreased by $556.206.04 from $556,206.04 to UNDEFINED.

SUBCLIN 008603 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
008603			Lot		$	[***]
CAT II PLL
FFP
1-Yr Spare parts, 1 per 25 vehicles. See Table B for list and quantity of items. A Lot consists of one total amount of Table B. Qty of 2 x $[***] = $[***].
MIPR Number F3QCDA7305G004
FOB: Destination
MILSTRIP: M9545008RC00097
PURCHAS REQUEST NUMBER: M9545008RC00097
				NET AMT	$	[***]

ACRN AM
	CIN: 000000000000000000000000000000				$	[***]

SUBCLIN 008803 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
008803			Lot		$	[***]
CAT II ASL
FFP
1-Yr Spare parts, 1 per 25 vehicles. See Table D for list and quantity of items. A Lot consists of one total amount of Table D. Qty of 2 x $[***] = $[***].
MIPR Number F3QCDA7305G004
FOB: Destination
MILSTRIP: M9545008RC00097
PURCHAS REQUEST NUMBER: M9545008RC00097
				NET AMT	$	[***]
ACRN AM
	CIN: 000000000000000000000000000000				$	[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND XCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M6854-07-D-5031
000611

SUBCLIN 009403 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
009403			Lot		$	[***]
CAT II Battle Damage Repair (BDAR)
FFP

The Contractor shall provide BDAR Parts IAW the SOW and CAT II BDAR parts list. 1 Lot equals 1 of each part listed. Vendor is authorized to ship short and invoice for shipped items. Qty of 2 x $[***] $[***].  MIPR Number F3QCDA7305.G004

FOB: Destination
MILSTRIP: M9545008RC00097
PURCHASE REQUEST NUMBER: M9545008RC00097
				NET AMT	$	[***]

	ACRN AM				$	[***]
CIN: 000000000000000000000000000000

SUBCLIN 009603 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
009603			Lot		$	[***]
CAT II Deprocessing Kit
FFP

The Contractor shall provide Deprocessing Kits IAW SOW and CAT II Deprocessing Kit list.  1 Lot equals 1 of each part listed.  Vendor is authorized to ship short and invoice for shipped items.  Qty of 1 x $[***] = $[***].

MIPR Number F3QCDA7305G004
FOB: Destination
MILSTRIP: M9545008RC00097
PURCHASE REQUEST NUMBER: M9545008RC00097
				NET AMT	$	[***]

	ACRN AM				$	[***]
CIN: 000000000000000000000000000000

SUBCLIN 009803 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
009803			Lot		$	[***]
CAT II Special Tools
FFP

The Contractor shall provide Special Tools IAW SOW and CAT II Special Tools list.  1 Lot equals 1 of each part listed.  Vendor is authorized to ship short and invoice for shipped items.  Qty of 1 X $[***] - $[***].

MIPR Number: F3QCDA7305G004
FOB: Destination
MILSTRIP: M9545008RC00097
PURCHASE REQUEST NUMBER: M9545008RC00097
				NET AMT	$	[***]

	ACRN AM				$	[***]
CIN: 000000000000000000000000000000

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND XCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M6854-07-D-5031
000611

CLIN 1070 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
1070				$ [***]	$	[***]
Instructor - OCONUS
FFP
The Contractor shall provide OCONUS Instructors IAW SOW paragraphs in C.II.
FOB: Destination
				NET AMT	$	[***]

SUBCLIN 1070AA is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
1070AA		468	Manmonth	$ [***]	$	[***]
Instructor – OCONUS
FFP
The Contractor shall provide OCON US Instructors IAW SOW paragraphs in C.11. 36 OCONUS Instructors x 13 Manmonths - 468
FOB: Destination
MILSTRIP: M9545008RC00078005
PURCHASE REQUEST NUMBER: M9545008RC000780005
NET AMT
					$	[***]

	ACRN AG				$	[***]
CIN: 000000000000000000000000000000

SUBCLIN 1070AB is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
1070AB		442	Manmonth	$ [***]	$	[***]
Instructor - OCONUS
FFP
The Contractor shall provide OCONUS Instructors IAW SOW paragraphs in C.11. 34 OCONUS Instructors x 13 Manmonths = 442
FOB: Destination
MILSTRIP: M9545008RC860120002
PURCHASE REQUEST NUMBER: M9545008RC860120002
				NET AMT	$	[***]

	ACRN AD				$	[***]
CIN: 000000000000000000000000000000

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND XCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M6854-07-D-5031
000611

OLIN 1072 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
1072			Lot		$	[***]
MRAP OCONUS Training Support Equipment
FFP

Materials used is CAT C7 (ET) Software and data link (Diagnostic main system),

Allison Pro-link Software Kit (Diagnostic Transmission), Meritor WABCO software and data link (Diagnostic-Air brakes), Extension Cord, Power Strip,

Laptop (Toughbook), Pelican Case, and freight.

FOB: Destination
				NET AMT	$	[***]

SUBCLIN 1072AA is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
1072AA		1	Lot	$ [***]	$	[***]
MRAP OCONUS Training Support Equipment
FFP

Materials used is CAT C7 (ET) Software and data link (Diagnostic main system), Allison Pro-link Software Kit (Diagnostic Transmission), Meritor WABCO software and data link (Diagnostic-Air brakes), Extension Cord, Power Strip, Laptop (Toughbook), Pelican Case, and freight.

FOB: Destination
MILSTRIP: M9545008RC000780005
PURCHASE REQUEST NUMBER: M9545008RC000780005
				NET AMT	$	[***]

ACRN AG
	CIN: 000000000000000000000000000000				$	[***]

SUBCLIN 1072AB is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
1072AB		1	Lot	$ [***]	$	[***]
MRAP OCONUS Training Support Equipment
FFP

Materials used is CAT C7 (ET) Software and data link (Diagnostic main system), Allison Pro-link Software Kit (Diagnostic Transmission), Meritor WABCO software and data link (Diagnostic-Air brakes), Extension Cord, Power Strip, Laptop (Toughbook), Pelican Case, and freight.

FOB: Destination
MILSTRIP: M9545008RC860120002
PURCHASE REQUEST NUMBER: M9545008RC860120002
				NET AMT	$	[***]

	ACRN AD				$	[***]
CIN: 000000000000000000000000000000

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND XCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M6854-07-D-5031
000611

CLIN 1073 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
1073			Lot	$ [***]	$	[***]
MRAP OCONUS Training Support Materials
FFP
Materials include Administrative Materials, General Consumables for student, Paper reproduction per student, Training Guides, General Supplies per Class, and Freight for 125 students.
FOB: Destination
				NET AMT	$	[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND XCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M6854-07-D-5031
000611

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
1073AA		1	Lot	$ [***]	$	[***]
MRAP OCONUS Training Support Materials
FFP
Materials include Administrative Materials, General Consumables for student, Paper reproduction per student, Training Guides, General Supplies per Class, and Freight for 125 students.
FOB: Destination
MILSTRIP: M9545008RC000780005
PURCHASE REQUEST NUMBER: M9545008RC000780005
				NET AMT	$	[***]

	ACRN AG				$	[***]
CIN: 000000000000000000000000000000

SUBCLIN 1073AB is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
1073AB		1		$ [***]	$	[***]
MRAP OCONUS Training Support Materials
FFP
Materials include Administrative Materials, General Consumables for student, Paper reproduction per student, Training Guides, General Supplies per Class, and Freight for 125 students.
FOB: Destination
MILSTRIP: M9545008RC860120002
PURCHASE REQUEST NUMBER: M9545008RC860120002
				NET AMT	$	[***]

	ACRN AD				$	[***]
CIN: 000000000000000000000000000000

SUBCLIN 1080AA is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
1080AA		26	Manmonth	$ [***]	$	[***]
FSR OCONUS
FFP
The Contractor shall provide FSR OCONUS LAW 13 Mar 200 SOW paragraphs in C.12. 2 FSR x 13 Manmonths - 26. FSRs will support Air Force Vehicles supplied on DO’s 0005 - 0007
FOB: Destination
MILSTRIP: M9545008RC001180007
PURCHASE REQUEST NUMBER: M9545008RC001180007
				NET AMT	$	[***]

ACRN AM
	CIN: 000000000000000000000000000000				$	[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND XCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M6854-07-D-5031
000611

SUBCLIN 1080AB is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
1080AB		444	Manmonth	$ [***]	$	[***]
FSR OCONUS
FFP
The Contractor shall provide FSR OCONUS IAW 13 Mar 2008 SOW paragraphs In C.12. 37 FSR x 13 Manmonths 444.
FOB: Destination
MILSTRIP: M9545008RC000780005
PURCHASE REQUEST NUMBER: M9545008RC000780005
				NET AMT	$	[***]

ACRN AG
	CIN: 000000000000000000000000000000				$	[***]

SUBCLIN1080AC is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
1080AC		78	Manmonth	$ [***]	$	[***]
FSR OCONUS
FFP
The Contractor shall provide FSR OCONUS IAW SOW paragraphs in C.12. 6 FSR x 13 Manmonths = 78. MIPR Number F3QCDA7305G004
FOB: Destination
MILSTRIP: M9545008RC001180008
PURCHASE REQUEST NUMBER: M9545008RC001180008
				NET AMT	$	[***]

	ACRN AM				$	[***]
CIN: 000000000000000000000000000000

CLIN 1082 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
1082		65	Manmonth	$ [***]	[***]
FSR OCONUS - Site Lead
FFP
The Contractor shall provide Site Lead FSR OCONUS IAW SOW paragraphs in C.12. 5 FSR x 13 Manmonths = 65.
FOB: Destination
MILSTRIP: M9545008RC000780005
PURCHASE REQUEST NUMBER: M9545008RC000780005
				NET AMT	$	[***]

	ACRN AG				$	[***]
CIN: 000000000000000000000000000000

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND XCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M6854-07-D-5031
000611

CLIN 1086 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
1086			Lot		$	[***]
MRAP OCONUS Classroom FSR Simplified
FFP

Diagnostic Tool Set which includes:  Multimeter kit, Fluke 88 5 of equivalent; 600 AMP Current Probe, Fluke 336; CAT C7 ET Software and Data Link; WABCO Software and Data Link; Allison Software and Data Link, Toughbook; CAT Parts Manual(SEBP3809) CAT Service Manual (RENR7575); CAT Service Manual (RENR7576-1); Connector, Tester Caterpillar (3Y-288); O-Ring, Caterpillar (3J-1907); Tester, Pressure Caterpillar (10-5470); Allison Manual (TS3989EN); Allison Manual (TS2973EN); Glass, Sight Caterpillar (2P-8278).

FOB: Destination
				NET AMT	$	[***]

SUBCLIN 1086AA is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
1086AA		9	Lot	$ [***]	$	[***]
MRAP OCONUS Classroom FSR Simplified
FFP

Diagnostic Tool Set which includes: Multimeter kit, Fluke 88 5 of equivalent; 600 AMP Current Probe, Fluke 336; CAT C7 ET Software and Data Link; WABCO Software and Data Link; Allison Software and Data Link, Toughbook; CAT Parts Manual(SEBP3809); CAT Service Manual (RENR7575); CAT Service Manual (RENR7576-1); Connector, Tester Caterpillar (3Y-288); O-Ring, Caterpillar (3J-1907); Tester, Pressure Caterpillar (10-5470); Allison Manual (TS3989EN); Allison Manual (TS2973EN); Glass, Sight Caterpillar (2P-8278).

FOB: Destination
MILSTRIP: M9545008RC000780005
PURCHASE REQUEST NUMBER: M9545008RC000780005
				NET AMT	$	[***]

	ACRN AG				$	[***]
CIN: 000000000000000000000000000000

SUBCLIN 1086AB is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
1086AB		13	Lot	$ [***]	$	[***]
MRAP OCONUS Classroom FSR Simplified
FFP

Diagnostic Tool Set which includes: Multimeter kit, Fluke 88 5 of equivalent; 600 AMP Current Probe, Fluke 336; CAT C7 ET Software and Data Link; WABCO Software and Data Link; Allison Software and Data Link, Toughbook; CAT Parts Manual(SEBP3809); CAT Service Manual (RENR7575); CAT Service Manual (RENR7576-1); Connector, Tester Caterpillar (3Y-288); O-Ring, Caterpillar (3J-1907); Tester, Pressure Caterpillar (10-5470); Allison Manual (TS3989EN); Allison Manual (TS2973EN); Glass, Sight Caterpillar (2P-8278).

FOB: Destination
MILSTRIP: M9545008RC860120002
PURCHASE REQUEST NUMBER: M9545008RC860120002
				NET AMT	$	[***]

	ACRN AD				$	[***]
CIN: 000000000000000000000000000000

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND XCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M6854-07-D-5031
000611

CLIN 1092 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
1092		3	Lot	$ [***]	$	[***]
MRAP CONUS FSR Shop Set
FFP
Equipment expected as reflected on Equipment list provided with quote dated 31 Mar 2008. MIPR Number N658307RCMQ213
FOB: Destination
MILSTRIP: M9545007SU00206
PURCHASE REQUEST NUMBER: M9545007SU00206
				NET AMT	$	[***]

ACRN AP
	CIN: 000000000000000000000000000000				$	[***]

CLIN 1093 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
1093		3	Lot	$ [***]	$	[***]
MRAP CONUS FSR Supplemental Set
FFP
Equipment expected as reflected on Equipment list provided with quote dated 31 Mar 2008. MIPR Number N6258307RCMQ213
FOB: Destination
MILSTRIP: M9545007SU00206
PURCHASE REQUEST NUMBER: M9545007SU002060005
				NET AMT	$	[***]

	ACRN AP				$	[***]
CIN: 000000000000000000000000000000

CLIN 1094 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
1094		3	Lot	$ [***]	$	[***]
MRAP CONUS FSR
FFP
General Mechanic Tool Kit. Equipment expected as reflected on Equipment list provided with quote dated 31 Mar 2008. MIPR Number N6258307RCMQ213
FOB: Destination
MILSTRIP: M9545007SU00206
PURCHASE REQUEST NUMBER: M9545007SU002060005
				NET AMT	$	[***]

	ACRN AP				$	[***]
CIN: 000000000000000000000000000000

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND XCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M6854-07-D-5031
000611

CLIN 1096 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
1096		3	Lot	$ [***]	$	[***]
MRAP CONUS FSR
FFP

Simplified Diagnostic Tool Set which includes: Multimember kit, Fluke 88 5 of equivalent; 600 AMP Current Probe, Fluke 336; CAT C7 ET Software and Data Link; WABCO Software and Data Link; Allison Software and Data Link, Toughbook; CAT Parts Manual(SEBP3809); CAT Service Manual (RENR7575); CAT Service Manual (RENR7576-1; Connector, Tester Caterpillar (3Y-288); O-Ring, Caterpillar (3J-1907); Tester, Pressure Caterpillar (10-5470); Allison Manual (TS3989EN); Allison Manual (TS2973EN); Glass, Sight Caterpillar (2P-8278).  MIPR Number N6258307RCMQ213

FOB: Destination
MILSTRIP: M9545007SU00206
PURCHASE REQUEST NUMBER: M9545007SU002060005
				NET AMT	$	[***]

	ACRN AP				$	[***]
CIN: 000000000000000000000000000000

SECTION E - INSPECTION AND ACCEPTANCE

The following Acceptance/Inspection Schedule was added for SUBCLIN 008603:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
N/A	N/A	N/A	Government

The following Acceptance/Inspection Schedule was added for SUBCLIN 008803:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
N/A	N/A	N/A	Government

The following Acceptance/Inspection Schedule was added for SUBCLIN 009403:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for SUBCLIN 009603:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for SUBCLIN 009803:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance /Inspection Schedule was added for CLIN 1070

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
N/A	N/A	N/A	Government

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND XCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M6854-07-D-5031
000611

The following Acceptance/Inspection Schedule was added for SUBCLIN 1070AA;

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Destination	Government	Destination	Government

The following Acceptance/Inspection Schedule was added for SUBCLIN 1070AB:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Destination	Government	Destination	Government

The following Acceptance/Inspection Schedule was added for CLIN 1072:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
N/A	N/A	N/A	Government

The following Acceptance/Inspection Schedule was added for SUBCLIN 1072AA:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for SUBCLIN 1072AB:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for CLIN 1073:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
N/A	N/A	N/A	Government

The following Acceptance/Inspection Schedule was added for SUBCLIN 1073AA;

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for SUBCLIN 1073AB:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for SUBCLIN 1080AA:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
N/A	N/A	N/A	Government

The following Acceptance/Inspection Schedule was added for SUBCLIN 1080AB:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Destination	Government	Destination	Government

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND XCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M6854-07-D-5031
000611

The following Acceptance/Inspection Schedule was added for SUBCLIN 1080AC:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Destination	Government	Destination	Government

The following Acceptance/Inspection Schedule was added for SUBCLIN 1082:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Destination	Government	Destination	Government

The following Acceptance/Inspection Schedule was added for SUBCLIN 1086:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
N/A	N/A	N/A	Government

The following Acceptance/Inspection Schedule was added for SUBCLIN 1086AA:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for SUBCLIN 1086AB:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for CLIN 1092:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Destination	Government

The following Acceptance/Inspection Schedule was added for CLIN 1093:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Destination	Government

The following Acceptance/Inspection Schedule was added for CLIN 1094:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Destination	Government

The following Acceptance/Inspection Schedule was added for CLIN 1096:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Destination	Government

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND XCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M6854-07-D-5031
000611

SECTION F - DELIVERIES OR PERFORMANCE

The following Delivery Schedule item for CLIN 0086, has been changed from;

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

15-MAR-2008	6	DEFENSE DISTRIBUTION DEPOT RED RIVER SUE GIBSON MRAP BRX ACCT BLDG 499 BRX RECEIVING TEXARKANA TX 75507-5000 903-334-4946 FOB: Destination	W8007A

To:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

15-MAR-2008	7	DEFENSE DISTRIBUTION DEPOT RED RIVER SUE GIBSON MRAP BRX ACCT BLDG 499 BRX RECEIVING TEXARKANA TX 75507-5000 903-334-4946 FOB: Destination	W8007A

The following Delivery Schedule item has been added to CLIN 0086:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

30 dys. ADC	1	436 APS TRTC JEFF WRIGHT BLDG 550 CP 302 677, 550 ATLANTIC DOVER DE 19902-5061 FOB: Destination Mark For: USMC MDB EAST OIF MF MMX200 ALTAQADDUM AB HABBANIYAIII IQ	FY9125

The following Delivery Schedule item for CLIN 0088 has been changed from:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

15-MAR-2008	5	DEFENSE DISTRIBUTION DEPOT RED RIVER SUE GIBSON MRAP BRX ACCT BLDG 499 BRX RECEIVING TEXARKANA TX 75507-5000 903-334-4946 FOB: Destination	W8007A

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND XCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M6854-07-D-5031
000611

To:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

30-JUN-2008	4	DEFENSE DISTRIBUTION DEPOT RED RIVER SUE GIBSON MRAP BRX ACCT BLDG 499 BRX RECEIVING TEXARKANA TX 75507-5000 903-334-4946 FOB: Destination	W8007A

The following Delivery Schedule item has been added to CLIN 0088:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

18-JUL-2008	1	436 APS TRTC JEFF WRIGHT BLDG 550 CP 302 677, 550 ATLANTIC DOVER DE 19902-5061 FOB: Destination Mark For: USMC MDB EAST OIF MF MMX200 ALTAQADDUM AB HABBANIYAIII IQ	FY9125

The following Delivery Schedule item for CLIN 0090 has been changed from:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

	1	N/A FOB: Destination

To:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

	0	N/A FOB: Destination

The following Delivery Schedule item for CLIN 0091 has been changed from:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

	1	N/A FOB: Destination

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND XCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M6854-07-D-5031
000611

To:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

	0	N/A FOB: Destination

The following Delivery Schedule item has been added to SUBCLIN 009403:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

180 dys. ADC	2	DEFENSE DISTRIBUTION SYSTEM RED RIVER ATTN: SUE GIBSON MRAP BRX ACCOUNT; BLDG: BLDG 448 BRX RECE TEXARKANA TX 75507-5000 903-334-4946 FOB: Destination	W8007A

The following Delivery Schedule item has been added to CLIN 0096:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

25-JUL-2008	1	436 APS TRTC JEFF WRIGHT BLDG 550 CP 302 677, 550 ATLANTIC DOVER DE 19902-5061 FOB: Destination Mark For: USMC MDB EAST OIF MF MMX200 ALTAQADDUM AB HABBANIYAIIIIQ	FY9125

The following Delivery Schedule item has been added to SUBCLIN 009803:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

180 dys. ADC	1	DEFENSE DISTRIBUTION SYSTEM RED RIVER ATTN: SUE GIBSON MRAP BRX ACCOUNT; BLDG: BLDG 448 BRX RECE TEXARKANA TX 75507-5000 903-334-4946 FOB: Destination	W8007A

The following Delivery Schedule item has been added to SUBCLIN 1070AA:

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND XCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M6854-07-D-5031
000611

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

11-AUG-2008	468	TBD and Assigned after Reporting FOB: Destination

The following Delivery Schedule item has been added to SUBCLIN 1070AB:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

11-AUG-2008	52	TMO 24TH MEU INTER FWD FREDDIE TAYLOR USMC DODAAC M94484 KANDAHAR, AF APO AH 09355 DSN 318-841-9936 FOB: Destination	M94484

The following Delivery Schedule item has been added to SUBCLIN 1072AA:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

04-AUG-2008	1	US ARMY JASON THIBODAUX CENTRAL RECEIVING AND SHIPPING POINT CAMP CAMP ARIPJAN 956-618-3972 FOB: Destination	W90QG5

The following Delivery Schedule item has been added to SUBCLIN 1072AB:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

04-AUG-2008	1	OIC JPO MRAP RSA CAPT LUZBETAK MRAP APO AE 09509-3930 DSN 318-342-3403 FOB: Destination	MF F94194

The following Delivery Schedule item has been added to SUBCLIN 1073AA:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

04-AUG-2008	1	US ARMY JASON THIBODAUX CENTRAL RECEIVING AND SHIPPING POINT CAMP CAMP ARIFJAN 956-618-3972 FOB: Destination	W90QG5

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M6854-07-D-5031
000611

The following Delivery Schedule item has been added to SUBCLIN 1073AB:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

04-AUG-2008	1	OIC JPO MRAP RSA CAPT LUZBETAK MRAP APO AE 09509-3930 DSN 318-342-3403 FOB: Destination	MF F94194

The following Delivery Schedule Item has been deleted from CLIN 1080:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

30-JUN-2008	26	N/A FOB: Destination

The following Delivery Schedule Item has been added to SUBCLIN 1080AA:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

11-AUG-2008	26	TBD and Assigned after Reporting FOB: Destination

The following Delivery Schedule Item has been added to SUBCLIN 1080AB:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

11-AUG-2008	444	TBD and Assigned after Reporting FOB: Destination

The following Delivery Schedule Item has been added to SUBCLIN 1080AC:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

11-AUG-2008	78	TBD and Assigned after Reporting FOB: Destination

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M6854-07-D-5031
000611

The following Delivery Schedule Item has been added to CLIN 1082:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

11-AUG-2008	65	TBD and Assigned after Reporting FOB: Destination

The following Delivery Schedule Item has been added to SUBCLIN 1086AA:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

01-AUG-2008	9	US ARMY JASON THIBODAUX CENTRAL RECEIVING AND SHIPPING POINT CAMP CAMP ARIFJAN 956-618-3972 FOB: Destination	W90QG5

The following Delivery Schedule Item has been added to SUBCLIN 1086AB:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

01-AUG-2008	3	TMO 24TII MBU INTER FWD FREDDIE TAYLOR USMC DODAAC M94484 KANDAHAR, AF APO AE 09355 DSN 318-841-9936 FOB: Destination	M94484

01-AUG-2008	10	OIC JPO MRAP RSA CAPT LUZBETAK MRAP APO AE 09509-3930 DSN 318-342-3403 FOB: Destination	MP F94194

The following Delivery Schedule Item has been added to CLIN 1092:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

30 dys. ADC	1	GULFPORT, MS GREG STANLEY RECEIVING OFFICER CONSTRUCTION BATTALION CENTER 2401 UPPER NIXON AVE., M/F R3L. GULFPORT, MS 39501-5001 228-697-0676 FOB: Destination	N62604

30 dys. ADC	1	RECEIVING OFFICER NAVAL CONSTRUCTION BATTALION CENTER 1000 23rd AVE BLDG 801 PORT HUENEME, CA 93043-4301	N62583

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M6854-07-D-5031
000611

30 dys. ADC	1	EXPLOSIVE ORDANCE DISPOSAL TRAINING AND EVALUATION UNIT 2 821 BLASTER COVE FORT STORY, VA 23459-5029 FOC EODC CHAD HARRIS Chad.I.harris@navy.mil	N43505

The following Delivery Schedule item has been added to CLIN 1093:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

30 dys. ADC	1	GULFPORT, MS GREG STANLEY RECEIVING OFFICER CONSTRUCTION BATTALION CENTER 2401 UPPER NIXON AVE., M/F R3L. GULFPORT, MS 39501-5001 228-697-0676 FOB: Destination	N62604

30 dys. ADC	1	RECEIVING OFFICER NAVAL CONSTRUCTION BATTALION CENTER 1000 23rd AVE BLDG 801 PORT HUENEME, CA 93043-4301	N62583

30 dys. ADC	1	EXPLOSIVE ORDANCE DISPOSAL TRAINING AND EVALUATION UNIT 2 821 BLASTER COVE FORT STORY, VA 23459-5029 FOC EODC CHAD HARRIS Chad.I.harris@navy.mil	N43505

The following Delivery Schedule Item has been added to CLIN 1094:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

30 dys. ADC	1	GULFPORT, MS GREG STANLEY RECEIVING OFFICER CONSTRUCTION BATTALION CENTER 2401 UPPER NIXON AVE., M/F R3L. GULFPORT, MS 39501-5001 228-697-0676 FOB: Destination	N62604

30 dys. ADC	1	RECEIVING OFFICER NAVAL CONSTRUCTION BATTALION CENTER 1000 23rd AVE BLDG 801 PORT HUENEME, CA 93043-4301	N62583

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M6854-07-D-5031
000611

30 dys. ADC	1	EXPLOSIVE ORDANCE DISPOSAL TRAINING AND EVALUATION UNIT 2 821 BLASTER COVE FORT STORY, VA 23459-5029 FOC EODC CHAD HARRIS Chad.I.harris@navy.mil	N43505

The following Delivery Schedule Item has been added to CLIN 1096:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

30 dys. ADC	1	GULFPORT, MS GREG STANLEY RECEIVING OFFICER CONSTRUCTION BATTALION CENTER 2401 UPPER NIXON AVE., M/F R3L. GULFPORT, MS 39501-5001 228-697-0676 FOB: Destination	N62604

30 dys. ADC	1	RECEIVING OFFICER NAVAL CONSTRUCTION BATTALION CENTER 1000 23rd AVE BLDG 801 PORT HUENEME, CA 93043-4301	N62583

30 dys. ADC	1	EXPLOSIVE ORDANCE DISPOSAL TRAINING AND EVALUATION UNIT 2 821 BLASTER COVE FORT STORY, VA 23459-5029 FOC EODC CHAD HARRIS Chad.I.harris@navy.mil	N43505

The following Delivery Schedule Item has been added to CLIN 1096:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

30 dys. ADC	1	GULFPORT, MS GREG STANLEY RECEIVING OFFICER CONSTRUCTION BATTALION CENTER 2401 UPPER NIXON AVE., M/F R3L. GULFPORT, MS 39501-5001 228-697-0676 FOB: Destination	N62604

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M6854-07-D-5031
000611

SECTION G - CONTRACT ADMINISTRATION DATA

Accounting and Appropriation

Summary for the Payment Office

As a result of this modification, the total funded amount for this document was increased by $43,028,803.19 from $474,089,066.25 to $517,117,869.44.

SUBCLIN 008603:

Funding on SUBCLIN 008603 is initiated as follows:

ACRM:  AM

CIN:  00000000000000000000000000000

Acctng Data: 5783080 178 47E8 82223L 010900 00000 000000 503000 F03000 ZA 022473 360055 284940

Increase  $782,980.00

Total: $782,980.00

SUBCLIN 008803:

Funding on SUBCLIN 008803 is initiated as follows:

ACRN: AM

CIN: 000000000000000000000000000000

Accing Data: 5783080 178 47E8 82223L 010900 00000 000000 503000 F03000 ZA 022473 360055 284940

Increase:  $3,260,248.00

Total: $3,260,248.00

CLIN 0090:

AE: 17711096520 250 67854 067443 2D 6520B7 00007RC76415 (CIN M9545007RC7641500050027) was decreased by $120,150.00 from $120,150.00 to $0.00

CLIN 0091:

AE: 17711096520 250 67854 067443 2D 6520B7 00007RC76415 (CIN M9545007RC764150050029) was decreased by $120,150,00 from S120,150.00 to $0.00

SUBCLIN 009403:

Funding on. SUBCL1N 009403 is initiated as follows:

ACRN: AM

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M6854-07-D-5031
000611

CIN: 000000000000000000000000000000

Acctng Data: 5783080 178 47E8 82223L 010900 00000 000000 503000 F03000 ZA 022473 360055 284940

1ncrease: $1,349,452.00

Total: $1,349,452.00

SUBCLIN 009601:

AG: 2182035MRAP 250 67854 067443 2D 2035MR 8RC01307815US (CIN M9545008RCO00780004) was increased by $520,679.16 from $18,532.84 to $539,212.00

SUBCLIN 009603:

Funding on SUBCLIN 009603 is initiated as follows:

ACRN: AM

CIN: 000000000000000000000000000000

Acctng Data: 5783080 178 47EB 82223L, 010900 00000 000000 503000 F03000 ZA 022473 360055 284940

Increase: $269,606.00

Total: $269,606.00

SUBCL1N 009803:

Funding -on SUBCLIN 009803 is initiated as follows:

ACRN: AM

CIN: 0000000000 00000000000000000

Acctng Data: 5783080 178 47E8 82223L 010900 00000 000000 503000 F03000 ZA 022473 360055 284940

Increase: $29,999.00

Total: $29,990,00

SUBCLIN 1070AA:

Funding on SUBCLIN 1070AA is initiated as follows:

ACRN: AG

CN: 000000000000000000000000000000

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M6854-07-D-5031
000611

Acctng Data: 2182035MRAP 250 67854 067443 2D 2035MR

Increase: $12,123,287.28

Total:  $12,123,287.28

Cost Code: 8RC0007815US

SUBCLIN 1070AB:

Funding on SUBCLIN 1070AB is initiated as follows:

ACRN: AD

CIN: 000000000000000000.000000000000

Acctng Data: 17811096520 250 67854 067443 2D 6520CS

Increase: $11,449,771.32

Total: $11,449,771.32

Cost Code: 8RC8601215P5

SUBCLIN 1072AA:

Funding on SUBCLIN 1072AA is initiated as follows:

ACRN: AG

C1N: 000000000000000000000000000000

Acctng Data: 2182035MRAP 250 67854 067443 2D 2035MR

1ncrease: $11,710.00

Total:  $11,710.00

Cost Code: 8RC0007815US

SUBCLIN 1072AB:

Funding on SUBCLIN 1072AB is initiated as follows:

ACRN: AD

CIN: 000000000000000000000000000000

Acctng Data: 17811096520 250 67854 067443 2D 6520C5

Increase: $11,710.00

Total: $11,710.00

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M6854-07-D-5031
000611

Cost Code: 8RC8601215P5

SUBCLIN 1073AA:

Funding on SUBCLIN 1073AA is initiated as follows:

ACRN: AG

CIN: 000000000000000000000000000000

Acctng Data: 2182035MRAP 250 67854 067443 2D 2035MR

Increase; $14,004.00

Total: $14,004.00

Cost Code: 8RC007815US

SUBCLIN 1073AB:

Funding on SUBCLIN 1073AB is initiated as follows:

ACRN: AD

CIN: 000000000000000000000000000000

Acctng Data: 17811096520 250 67854 067443 2D 6520C5

Increase: $14,004.00

Total: $14,004.00

Cost Code: 8RC8601215P5

CLIN 1080:

AM: 5783080 178 47E8 82223L 010900 00000 000000 503000 F03000 ZA 022473 360055 284940 (CIN 000000000000000000000000000000) was decreased by $556,206.04 from $556,206.04 to $0.00

SUBCLIN 1080AA:

Funding on SUBCLIN 1080AA is initiated  as follows:

ACRN: AM

CIN: 000000000000000000000000000000

Acctng Data: 5783080 178 A7E8 82223L 010900 00000 000000 503000 F03000 ZA 022473 360055 284940

Increase: $556,206.04

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M6854-07-D-5031
000611

Total: $556,206.04

SUBCLIN 1080AB:

Funding on SUBCLIN 1080AB is initiated as follows:

ACRN: AG

CIN 000000000000000000000000000000

Acctng Data: 2182035MRAP 250 67854 067443 2D 2035MR

Increase: $9,498,287.76

Total: $9,498,287.76

Cost Code: 8RC0007815US

SUBCLIN 1080AC:

Funding on SUBCLIN 1080AC is initiated as follows:

ACRN: AM

CIN: 000000000000000000000000000000

Acctng Data: 5783080 178 47E8 822231 010900 00000 000000 503000 F03000 ZA 022473 360055 284940

Increase: $1,668,618.12

Total: $1,668,618.12

CLIN 1082:

Funding on CLIN 1082 is initiated as follows:

ACRN: AG

CIN: 000000000000000000000000000000

Acctng Data: 2182035MRAP 250 67854 0567443 2D 2035MR

Increase: $1,618,764.55

Total: $1,618,764.55

Cost Code: 8RC00007815US

SUBCLIN 1086AA:

Funding on SUBCLIN 1086AA is initiated as follows:

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M6854-07-D-5031
000611

ACRN: AG

CIN: 000000000000000000000000000000

Acctng Data: 2182035MRAP 250 67854 067443 2D 2035MR

Increase: $159,093.00

Total: $159,093.00

Cost Code: 8RC00007815US

SUBCLIN 1086AB:

Funding on SUBCLIN 1086AB is initiated as follows:

ACRN: AD

CIN: 000000000000000000000000000000

Acctng Data: 17811096520 250 67854 067443 2D 6520C5

Increase: $229,801.00

Total: $229,801.00

Cost Code: 8RC8601215P5

CLIN 1092:

Funding on CLIN 1092 is initiated as follows:

ACRN: AP

CIN: 000000000000000000000000000000

Acctng Data: 1771810 K5XG 312 9B616 1 068688 2D CMQ213 625837P0213W

Increase: $163,995.00

Total:  $163,995.00

CLIN 1093

Funding  on CLIN 1093 is initiated as follows:

ACRN: AP

C1N: 000000000000000000000000000000

Acctng Data: 1771810 K5XG 312 9B616 1 068688 2D CMQ213 625837P0213W

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M6854-07-D-5031
000611

Increase: $32,790.00

Total: $32,790.00

CLIN 1094:

Funding on CLIN 1094 is initiated as follows:

ACRN: AP

CIN: 000000000000000000000000000000

Acctng Data: 1771810 K5XG 312 9B616 1 068688 2D CMQ213 625837P0213W

Increase: $7,272.00

Total: $7,272.00

CLIN 1096:

Funding on CLIN 1096 is initiated as follows:

ACRN: AP

CIN: 000000000000000000000000000000

Acctng Data: 1771810 K5XG 312 9B616 1 068688 2D CMQ213 625837P0213W

Increase: $53,031.00

Total: $53,031.00

(End of Summary of Changes)

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.